UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

May 7, 2013

DEX MEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-35895	46-0821335
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2200 West Airfield Drive, P.O. Box 619810, DFW Airport, Texas 75261

(Address of Principal Executive Offices)

(972) 453-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01              Regulation FD Disclosure.

On May 7, 2013, Dex Media, Inc. will be conducting a teleconference for the benefit of investors, media and other interested parties. A copy of the presentation materials to be used during that teleconference is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  This Current Report on Form 8-K (including the exhibit hereto or any information included therein) shall not be deemed an admission as to the materiality of any information required to be disclosed solely by reason of Regulation FD.

The information contained in this Current Report on Form 8-K, including the information contained in Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Investor Presentation Materials.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dex Media, Inc.

	By:	/s/ Cody Wilbanks
		Name:	Cody Wilbanks
		Title:	Executive Vice President,
General Counsel and Secretary

Date: May 7, 2013

EXHIBIT INDEX

Exhibit No.	Description
99.1	Investor Presentation Materials.